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                                  Exhibit 23a

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 31, 2000, included or incorporated by reference in Acuson Corporation's Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.

                                                         /s/ ARTHUR ANDERSEN LLP

San Jose, California

May 19, 2000